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                                                                    Exhibit 21.1

                 SUBSIDIARIES OF MIRANT AMERICAS GENERATION, LLC
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Mirant State Line Ventures, Inc. .............................................................. Delaware
  State Line Holding Corp. .................................................................... Delaware
  State Line Holding II, LLC .................................................................. Delaware
    State Line Energy, L.L.C. .................................................................  Indiana
    (60% - State Line Holding II, LLC; 40% - State Line Holding Corporation)
Mirant New York, Inc. ......................................................................... Delaware
Mirant New York Investments, Inc. ............................................................. Delaware
  Mirant Bowline, LLC ......................................................................... Delaware
  (99% - Mirant New York Investments, Inc.; 1% - Mirant New York, Inc.)
  Mirant Lovett, LLC .......................................................................... Delaware
  (99% - Mirant New York Investments, Inc.; 1% - Mirant New York, Inc.)
  Mirant NY-Gen, LLC .......................................................................... Delaware
  (99% - Mirant New York Investments, Inc.; 1% - Mirant New York, Inc.)
  Hudson Valley Gas Corporation ............................................................... New York
Mirant California Investments, Inc. ........................................................... Delaware
  Mirant California, LLC ...................................................................... Delaware
    Mirant Delta, LLC ......................................................................... Delaware
    Mirant Potrero, LLC ....................................................................... Delaware
    Mirant Bay Area Procurement, LLC .......................................................... Delaware
Mirant Risk Management Investments, Inc. ...................................................... Delaware
  Mirant PJM Marketing, LLC ................................................................... Delaware
  Mirant New England, LLC ..................................................................... Delaware
Mirant New England, Inc. ...................................................................... Delaware
   Mirant Canal, LLC .......................................................................... Delaware
   Mirant Canal II, LLC ....................................................................... Delaware
   Mirant Kendall, LLC ........................................................................ Delaware
Mirant Wisconsin Investments, Inc. ............................................................ Delaware
  Mirant Neenah, LLC .......................................................................... Delaware
Mirant Texas Management, Inc. ................................................................. Delaware
Mirant Texas Investments, Inc. ................................................................ Delaware
  Mirant Central Texas, LP .................................................................... Delaware
  (99% - Mirant Texas Investments, Inc.; 1% - Mirant Texas Management, Inc.)
  Mirant Texas, LP ............................................................................ Delaware
  (99% - Mirant Texas Investments, Inc.; 1% - Mirant Texas Management, Inc.)
  Mirant Parker, LLC .......................................................................... Delaware
  (99% - Mirant Texas Investments, Inc.; 1% - Mirant Texas Management, Inc.)
Mirant Mid-Atlantic Investments, LLC .......................................................... Delaware
Mirant Mid-Atlantic Management, Inc. .......................................................... Delaware
  Mirant Mid-Atlantic, LLC .................................................................... Delaware
  (99% - Mirant Mid-Atlantic Investments, LLC; 1% - Mirant Mid-Atlantic Management, Inc.)
    Mirant Chalk Point, LLC ................................................................... Delaware
    Mirant D.C. O&M, LLC ...................................................................... Delaware
    Mirant Piney Point, LLC ................................................................... Delaware
    Mirant MD Ash Management, LLC ............................................................. Delaware
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